UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2010
Grubb & Ellis Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on August 2, 2010, reporting our acquisition of Pocatello East Medical Office Building, located in Pocatello, Idaho, as described in such Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

		Page
(a) Financial statements of businesses acquired

Pocatello East Medical Office Building

I.	Independent Auditors’ Report	3

II.	Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2010 (Unaudited) and for the Year Ended December 31, 2009	4

III.	Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2010 (Unaudited) and for the Year Ended December 31, 2009	5

(b) Pro forma financial information

Grubb & Ellis Healthcare REIT II, Inc.

I.	Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2010 and for the Six Months Ended June 30, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	9

II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010	10

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010	11

IV.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	12

V.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2010 and for the Six Months Ended June 30, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	13

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Healthcare REIT II, Inc.
We have audited the accompanying statement of revenues and certain expenses of Pocatello East Medical Office Building, or the Property, for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Pocatello East Medical Office Building for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Costa Mesa, California
September 17, 2010

POCATELLO EAST MEDICAL OFFICE BUILDING
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2010 (Unaudited) and
for the Year Ended December 31, 2009

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009

Revenues:
Rental income	$956,000	$1,913,000

Certain expenses:
Building maintenance	44,000	29,000
Real estate taxes	88,000	165,000
Electricity, water and gas utilities	33,000	73,000
Property management fees	43,000	84,000
Insurance	8,000	20,000
General and administrative	63,000	114,000

Total certain expenses	279,000	485,000

Revenues in excess of certain expenses	$677,000	$1,428,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

POCATELLO EAST MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2010 (Unaudited) and
for the Year Ended December 31, 2009
NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statements of revenues and certain expenses include the operations of Pocatello East Medical Office Building, or the Property, located in Pocatello, Idaho. The Property has approximately 76,000 square feet of gross leaseable area, or GLA, and was 100.0% leased as of June 30, 2010 (unaudited) and December 31, 2009.
Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Healthcare REIT II, Inc., in the future operations of the Property have been excluded.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
The owners of the Property contracted with a related party to manage the Property for a fee equal to the greater of $4,000 per month or 5.0% of the monthly gross receipts from the operation of the Property for the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009. For the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009, the Property incurred property management fees totaling $43,000 and $84,000, respectively.

POCATELLO EAST MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2010 (Unaudited) and
for the Year Ended December 31, 2009
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.
Unaudited Interim Information
The statement of revenues and certain expenses for the six months ended June 30, 2010 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.
NOTE 3 – LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2019 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of June 30, 2010 are as follows:

Years Ending December 31,
2010	$652,000
2011	1,336,000
2012	1,369,000
2013	1,403,000
2014	1,438,000
Thereafter	7,389,000

$13,587,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.
NOTE 4 – TENANT CONCENTRATION
For the six months ended June 30, 2010, the Property had two tenants leasing 100% of the GLA, which accounted for 100% of the total base rent. During the six months ended June 30, 2010, Pocatello Cardiology Associates, P.A. changed its name to Pocatello Health Services, LLC.

		Aggregate Base Rent	% Aggregate Base Rent
		for the	for the
		Six Months Ended	Six Months Ended
		June 30, 2010	June 30, 2010
Tenant Name	Date of Lease Expiration	(Unaudited)	(Unaudited)

Pocatello Hospital, LLC	December 31, 2019	$528,000	81.0%
Pocatello Health Services, LLC	October 31, 2018	$123,000	19.0%

POCATELLO EAST MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2010 (Unaudited) and
for the Year Ended December 31, 2009
Aggregate base rent is based on contractual base rent from leases in effect as of June 30, 2010. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
For the year ended December 31, 2009, the Property had two tenants leasing 100% of the GLA, which accounted for 100% of the total base rent.

		Aggregate Annual	% Aggregate Annual
		Base Rent for the	Base Rent for the
		Year Ended	Year Ended
Tenant Name	Date of Lease Expiration	December 31, 2009	December 31, 2009

Pocatello Hospital, LLC	December 31, 2019	$1,030,000	81.0%
Pocatello Cardiology Associates, P.A.	October 31, 2018	$242,000	19.0%
Aggregate base rent is based on contractual base rent from leases in effect as of December 31, 2009. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

POCATELLO EAST MEDICAL OFFICE BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2010 (Unaudited) and
for the Year Ended December 31, 2009
Easement Agreement
In October 2006, the Property entered into an easement agreement with the Bannock County of Idaho. Pursuant to the terms of this agreement, the Property is required to make monthly ground lease payments and annual parking fee payments through 2056. For the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009, the Property incurred expenses totaling $31,000 and $62,000, respectively, which have been included in general and administrative in the accompanying statements of revenues and certain expenses. The aggregate annual future minimum payments to be made under the easement agreement as of June 30, 2010 are as follows:

Years Ending December 31,
2010	$25,000
2011	50,000
2012	51,000
2013	54,000
2014	55,000
Thereafter	3,995,000

$4,230,000

Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 – SUBSEQUENT EVENT
On July 27, 2010, Grubb & Ellis Healthcare REIT II, Inc., through its subsidiary, entered into a joint venture arrangement, or the JV, with an affiliate of the owner of Property. Grubb & Ellis Healthcare REIT II, Inc., through its subsidiary, contributed $15,828,000 in cash to the JV and the affiliate of the owner of the Property contributed a 1.25% ownership interest in the Property, for an agreed upon value of $200,000, and cash for nominal closing costs to the JV in exchange for a 98.75% and 1.25%, respectively, ownership interest in the JV. The JV then contributed the cash and interest in the Property to its wholly owned subsidiary, which used such contribution to purchase the remaining 98.75% interest in the Property for $15,800,000, plus closing costs.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of June 30, 2010 and for the Six Months Ended June 30, 2010 and
for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and Annual Report on Form 10-K for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 is presented as if we acquired Pocatello East Medical Office Building, or the Pocatello East MOB property, on June 30, 2010. The Pocatello East MOB property was acquired using a combination of debt financing and cash proceeds, net of offering costs, received from our initial public offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of June 30, 2010.
The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2010 and for the period from January 7, 2009 (Date of Inception) through December 31, 2009 are presented as if we acquired Lacombe Medical Office Building, or the Lacombe MOB property, Center for Neurosurgery and Spine, or the Center for Neurosurgery and Spine property, Parkway Medical Center, or the Parkway property, Highlands Ranch Medical Pavilion, or the Highlands Ranch property, Muskogee Long-Term Acute Care Hospital, or the Muskogee LTACH property, St. Vincent Medical Office Building, or the St. Vincent MOB property, Livingston Medical Arts Pavilion, or the Livingston MAP property and the Pocatello East MOB property, or collectively the Properties, on January 7, 2009 (Date of Inception). The Properties were acquired using a combination of debt financing and cash proceeds, net of offering costs, received from our initial public offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of January 7, 2009 (Date of Inception).
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2010

		Acquisition of the
	Company	Pocatello East MOB		Company
	Historical (A)	Property (B)		Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$47,744,000	$14,319,000		$62,063,000
Cash and cash equivalents	8,874,000	(8,871,000)		3,000
Accounts and other receivables	264,000	—		264,000
Restricted cash	172,000	1,941,000		2,113,000
Escrow deposits	500,000	(500,000)		—
Identified intangible assets, net	11,787,000	1,681,000		13,468,000
Other assets, net	546,000	222,000		768,000

Total assets	$69,887,000	$8,792,000		$78,679,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payables, net	$7,382,000	$8,000,000		$15,382,000
Accounts payable and accrued liabilities	1,931,000	129,000		2,060,000
Accounts payable due to affiliates	182,000	—		182,000
Derivative financial instrument	430,000	—		430,000
Identified intangible liabilities, net	166,000	—		166,000
Security deposits and prepaid rent	416,000	187,000		603,000

Total liabilities	10,507,000	8,316,000		18,823,000

Commitments and contingencies

Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 7,153,032 issued and outstanding	71,000	1,000	(C)	72,000
Additional paid-in capital	63,786,000	767,000	(C)	64,553,000
Accumulated deficit	(4,478,000)	(416,000	)(D)	(4,894,000)

Total stockholders’ equity	59,379,000	352,000		59,731,000
Noncontrolling interest	1,000	124,000		125,000

Total equity	59,380,000	476,000		59,856,000

Total liabilities and equity	$69,887,000	$8,792,000		$78,679,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2010

			Acquisition of the
	Company	Q1 & Q2 2010	Pocatello East MOB		Company
	Historical (E)	Transactions (F)	Property (G)		Pro Forma

Revenue:
Rental income	$1,203,000	$2,768,000	$956,000		$4,927,000

Expenses:
Rental expenses	407,000	937,000	266,000	(H)	1,610,000
General and administrative	545,000	170,000	68,000	(I)	783,000
Acquisition related expenses	2,332,000	(2,137,000)	(56,000	)(J)	139,000
Depreciation and amortization	565,000	1,088,000	383,000	(K)	2,036,000

Total expenses	3,849,000	58,000	661,000		4,568,000

(Loss) income from operations	(2,646,000)	2,710,000	295,000		359,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables and derivative financial instrument	(109,000)	(281,000)	(324,000	)(L)	(714,000)
Loss in fair value of derivative financial instrument	(120,000)	—	—		(120,000)
Interest income	13,000	—	—		13,000

Net (loss) income	(2,862,000)	2,429,000	(29,000)		(462,000)

Less: Net loss attributable to noncontrolling interest	—	—	—		—

Net (loss) income attributable to controlling interest	$(2,862,000)	$2,429,000	$(29,000)		$(462,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(0.69)				$(0.06)

Weighted average number of common shares outstanding — basic and diluted	4,132,705				7,197,273	(M)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Period from January 7, 2009 (Date of Inception) through December 31, 2009

			Acquisition of the
	Company	Q1 & Q2 2010	Pocatello East MOB		Company
	Historical (N)	Transactions (O)	Property (P)		Pro Forma

Revenue:
Rental income	$—	$7,445,000	$1,882,000		$9,327,000

Expenses:
Rental expenses	—	2,733,000	466,000	(Q)	3,199,000
General and administrative	268,000	488,000	130,000	(R)	886,000
Acquisition related expenses	18,000	(12,000)	—	(S)	6,000
Depreciation and amortization	—	3,752,000	767,000	(T)	4,519,000

Total expenses	286,000	6,961,000	1,363,000		8,610,000

(Loss) income from operations	(286,000)	484,000	519,000		717,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables and derivative financial instrument	—	(523,000)	(645,000	)(U)	(1,168,000)
Interest income	4,000	—	—		4,000

Net loss	(282,000)	(39,000)	(126,000)		(447,000)

Less: Net loss attributable to noncontrolling interest	1,000	—	—		1,000

Net loss attributable to controlling interest	$(281,000)	$(39,000)	$(126,000)		$(446,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(1.51)				$(0.06)

Weighted average number of common shares outstanding — basic and diluted	186,330				7,175,469	(V)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010
(A) As reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.
(B) Amounts represent the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Pocatello East MOB property.
On July 27, 2010, we entered into a joint venture arrangement, or the JV, with Pocatello Medical Office Partners, LLC, or Pocatello Partners, an affiliate of CNL Retirement DAS Pocatello ID, LP, the seller of the Pocatello East MOB property and an unaffiliated party. We contributed $15,828,000 in cash to the JV and Pocatello Partners contributed a 1.25% ownership interest in the Pocatello East MOB property, for an agreed upon value of $200,000, and cash for nominal closing costs to the JV in exchange for a 98.75% and 1.25%, respectively, ownership interest in the JV. The JV then contributed the cash and interest in the Pocatello East MOB property to its wholly owned subsidiary, which used such contribution to purchase the remaining 98.75% interest in the Pocatello East MOB property for $15,800,000, plus closing costs. We funded our cash contribution, which included our portion of the closing costs, using $5,000,000 in borrowings under our line of credit with Bank of America, N.A. and proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $435,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor.
Subsequently, on September 16, 2010, we entered into a loan, secured by the Pocatello East MOB property, with Sun Life Assurance Company of Canada, evidenced by a promissory note in the principal amount of $8,000,000 and distributed the pro rata portion of the net loan proceeds to the noncontrolling interest holder. As such, we have assumed that the proceeds from the loan, net of the distribution to the noncontrolling interest holder, were obtained and all associated deferred financing costs were incurred as of June 30, 2010 in connection with the acquisition.
We allocated the purchase price, plus closing costs, to the fair value of the assets acquired and liabilities assumed as follows: $14,319,000 to building and improvements, $672,000 to in place leases, $554,000 to tenant relationships, $455,000 to master lease and $(200,000) to noncontrolling interest. The purchase price allocations are preliminary and are subject to change.
(C) The Pocatello East MOB property was acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume the proceeds were raised as of June 30, 2010.
(D) Amount represents the one-time acquisition related expenses incurred at the time of acquisition, not included in the historical results.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010
(E) As reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.
(F) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, the Center for Neurosurgery and Spine property, the Parkway property, the Highlands Ranch property, the Muskogee LTACH property, the St. Vincent MOB property and the Livingston MAP property, which were acquired in the first and second quarter of 2010.
(G) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Pocatello East MOB property.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(H) Amount represents the estimated rental expenses of the Pocatello East MOB property. We entered into an advisory agreement with our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, a monthly property management fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(I) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Pocatello East MOB property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the six months ended June 30, 2010.
(J) We incurred a total of $472,000 in acquisition related expenses, $56,000 of which was incurred during the six months ended June 30, 2010, in connection with the acquisition of the Pocatello East MOB property. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2010.
(K) Amount represents depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4.0 to 9.4 years, 8.3 to 9.4 years, 8.3 to 9.4 years and 2.0 years for building, improvements, in place leases, tenant relationships and master lease, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(L) We assumed the Pocatello East MOB property was financed with a secured loan of $8,000,000, with Sun Life Assurance Company of Canada, at a fixed rate of 6.00% per annum. As such, this amount represents interest expense, and the amortization of the corresponding deferred financing costs on such debt instrument.
(M) Amount represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these proceeds were raised as of January 7, 2009 (Date of Inception).
3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
(N) Derived from amounts reported in our Annual Report on Form 10-K for the year ended December 31, 2009.
(O) Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, the Center for Neurosurgery and Spine property, the Parkway property, the Highlands Ranch property, the Muskogee LTACH property, the St. Vincent MOB property and the Livingston MAP property, which were acquired in the first and second quarter of 2010.
(P) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Pocatello East MOB property.
(Q) Amount represents the estimated rental expenses of the Pocatello East MOB property. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, a monthly property management fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 4.0%.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(R) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Pocatello East MOB property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
(S) We incurred a total of $472,000 in acquisition related expenses, none of which was incurred in 2009, in connection with the acquisition of the Pocatello East MOB property. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
(T) Amount represents depreciation and amortization expense on the allocation of the purchase price. Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4.0 to 9.4 years, 8.3 to 9.4 years, 8.3 to 9.4 years and 2.0 years for building, improvements, in place leases and tenant relationships and master lease, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(U) We assumed the Pocatello East MOB property was financed with a secured loan of $8,000,000, with Sun Life Assurance Company of Canada, at a fixed rate of 6.00% per annum. As such, this amount represents interest expense, and the amortization of the corresponding deferred financing costs on such debt instrument.
(V) Amount represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these net proceeds were raised as of January 7, 2009 (Date of Inception).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.
Date: October 12, 2010	By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer